Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

A. Alejandra Veltmann	3/31/2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for February 2017 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (January 2017) may not equate with the opening balances in MOR-4 (February 2017) due to ordinary course adjustments/reclassifications of certain tax liabilities after the January 2017 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #1 -

On or about February 3, 2017, the Debtors sold the Paragon MSS2 rig in accordance with the Order Authorizing Debtors to Sell the Paragon MSS2 Free and Clear of All Liens, Claims, Encumbrances, and Other Interests to MER Group Puerto Rico LLC Pursuant to an Agreement for Sale and Recycling (Docket No. 1052).

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(762)	$-	$(762)	$-
Paragon Offshore plc	16-10386	(2,773)	-	(2,773)	96
Paragon Drilling Services 7 LLC	16-10387	(72)	-	(72)	242
Paragon Offshore Finance Company	16-10388	(2,708)	-	(2,708)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(16)	-	(16)	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,367)	-	(1,367)	3
Paragon International Finance Company	16-10391	(266)	(364)	(631)	55
Paragon Asset (ME) Ltd.	16-10392	(51)	-	(51)	-
Paragon Offshore Holdings US Inc.	16-10393	(1)	-	(1)	-
Paragon Asset (UK) Ltd.	16-10394	(530)	-	(530)	25
Paragon FDR Holding Ltd.	16-10395	(3)	-	(3)	-
Paragon Offshore International Ltd.	16-10396	(2,024)	-	(2,024)	2,600
Paragon Offshore (North Sea) Ltd.	16-10397	(435)	-	(435)	-
Paragon Duchess Ltd.	16-10398	(32)	-	(32)	-
Paragon (Middle East) Limited	16-10399	(1,721)	-	(1,721)	5,576
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(29)	-	(29)	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(1)	-	(1)	-
Paragon Leonard Jones LLC	16-10402	(48)	-	(48)	3,628
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(6)	-	(6)	-
Paragon Offshore (Nederland) B.V.	16-10404	(1,326)	(127)	(1,453)	244
Paragon Offshore Contracting GmbH	16-10405	(46)	-	(46)	0
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	(3)	-	(3)	-
Paragon Asset Company Ltd.	16-10408	(1,314)	-	(1,314)	-
Paragon Holding SCS 1 Ltd.	16-10409	(5)	-	(5)	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(28)	-	(28)	-

Total		$(15,570)	$(491)	$(16,061)	$12,467

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors' bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,488	344,486	344,484	344,581
	16-10386	6704	-	-	-	-
	16-10386	9694	133	131	129	130
	16-10386	3774	332,851	332,851	332,851	332,947
	16-10386	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	137	112	3	(11)
	16-10389	3991	8	8	8	8
	16-10389	701L	129	104	(5)	(19)

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	5,954	4,823	6,062	4,757
	16-10390	4000	5,949	4,741	6,059	4,750
	16-10390	7775	3	4	-	4
	16-10390	5004	3	79	3	3
	16-10390	Petty Cash			-	-

Paragon International Finance Company	16-10391	Sub Total	175,078	165,481	175,777	165,742
	16-10391	4670	-	-	-	-
	16-10391	4240	646	537	1,192	697
	16-10391	7219	-	-	-	-
	16-10391	7201	187	98	237	149
	16-10391	7227	-	-	-	-
	16-10391	7235	-	-	-	-
	16-10391	4355	10	10	10	10
	16-10391	1100	41	41	24	113
	16-10391	3880	38,089	38,089	38,089	38,100
	16-10391	9959	7	1,739	17	1,746
	16-10391	4356	370	370	370	370
	16-10391	7633	132,313	122,313	132,269	122,313
	16-10391	9936	-	-	(20)	(20)
	16-10391	1478	-	-	55	57
	16-10391	3463	2,829	2,231	2,973	2,150
	16-10391	9016	584	52	560	56

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors' bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	704	556	1,800	1,159
	16-10396	-001	0	1	0	1
	16-10396	5110	6	6	6	6
	16-10396	6490	18	17	18	17
	16-10396	6500	1	1	1	1
	16-10396	9901	4	-	4	-
	16-10396	0000	9	9	8	8
	16-10396	2501	299	299	299	299
	16-10396	4001	367	223	363	223
	16-10396	1012	-	-	-	-
	16-10396	0570	-	-	3	3
	16-10396	7773	974	503	1,065	532
	16-10396	4872	-	-	3	46
	16-10396	Petty Cash	-	-	28	23

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	-	-	-	-
	16-10400	8969	-	-	-	-
	16-10400	1728	-	-	-	-
						-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	155	126	156	126
	16-10402	8256	-	-	-	-
	16-10402	8032	-	-	-	-
	16-10402	3350	2	2	2	2
	16-10402	7021	64	58	65	58
	16-10402	8378	0	1	0	1
	16-10402	3492	88	65	88	65

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	203	41	203	198
	16-10403	3875	-	-	-	-
	16-10403	0775	203	41	203	198

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	4,791	1,596	4,845	1,719
	16-10404	2286	-	-	-	-
	16-10404	1106	27	47	27	48
	16-10404	6254	319	315	441	441
	16-10404	NL2A	701	933	705	941
	16-10404	0016	86	24	90	25
	16-10404	0024	57	86	58	87
	16-10404	3476	3,600	191	3,524	178
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors' bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore Contracting GmbH	16-10405	Sub Total	3,151	3,160	3,186	3,174
	16-10405	8002	-	-	(0)	(0)
	16-10405	2377	-	-	-	-
	16-10405	8788	-	-	-	-
	16-10405	8876	1,598	1,601	1,624	1,608
	16-10405	4010	593	638	603	645
	16-10405	403W	16	16	16	16
	16-10405	8556	744	744	744	744
	16-10405	3489	200	162	200	162
	16-10405	Petty Cash			-	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,168	1,183	1,168	1,183
	16-10406	7995	-	-	-	-
	16-10406	-101	18	16	18	16
	16-10406	-725	1,150	1,168	1,150	1,168

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	1,165	1,147	1,195	1,158
	16-10410	6362	-	-	-	-
	16-10410	8000	1,165	1,147	1,195	1,158

	Total		$536,994	$522,711	$538,879	$523,786

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,595	$8,600
Richards, Layton & Finger, PA	-	726
AlixPartners LLP	840	4,162
Lazard, Freres & Co LLC	329	1,470
Norton Rose Fulbright US LLP	-	354
KCC	-	813
Total Payments to Professionals	$2,764	$16,124

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
2/04/16 - 03/03/17	Budget	Actual	F/(U)

Total Receipts	8,854	15,557	6,702

Total Operating Disbursements	(7,590)	(7,620)	(30)
Total Capital Expenditures	(2,884)	(432)	2,453
Total Payroll & Benefits	(3,450)	(2,095)	1,355
Total Other	(314)	(12)	302

Total I/C Disbursements to Non Debtor Entities	(10,011)	(11,867)	(1,856)

Total Disbursements	(24,249)	(22,025)	2,224

Net Operating Cash Flow	(15,395)	(6,469)	8,926

Deposits
Utility Deposits	-	-	-
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(4,860)	(4,661)	200
Total Professional Fees	(3,742)	(3,359)	383

Total Non-Operating Disbursements	(8,602)	(8,020)	582

Net Cash Flow	(23,997)	(14,489)	9,508

Debtor Ending Cash Balance - Encumbered	168,851	178,708	9,857
Debtor Cash Balance - Unencumbered	344,355	344,355	0
Total Debtor Cash Balance	513,206	523,064	9,858

Non Debtor Ending Cash Balance	366,241	361,559	(4,682)
Total Debtor & Non Debtor Ending Cash Balance	879,447	884,622	5,176

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	February 1 - 28, 2017
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending February 28, 2017

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,074	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	2	-	-	-	-	503	-
Labor Contract Revenues	-	-	-	-	-	-	-
Intercompany Revenues	-	3,962	-	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,076	3,962	-	-	-	503	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(311)	-	(152)	-	(120)	-	-
Reimbursable Expenses	(2)	-	-	-	-	(478)	-
Depreciation and Amortization	(533)	(6)	(9)	-	(344)	-	-
General & Administrative	(0)	(134)	-	-	(20)	-	(23)
Corporate Operations	-	-	-	-	-	-	-
Local Administrative Expense	(332)	-	-	-	-	(642)	-
Other Operating Expenses	-	(11,804)	-	-	-	-	-
Operating costs and expenses	(1,179)	(11,943)	(161)	-	(484)	(1,120)	(23)
	-	-	-	-	-	-	-
Operating Income	(102)	(7,981)	(161)	-	(484)	(616)	(23)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,014)	-	(2,708)	-	(74)	(197)
Interest Income	467	99	-	-	-	-	55
Reorganization Items	-	(4,626)	-	-	-	-	-
Other, net	(19)	(13)	-	-	(2)	45	(46)
Income before income taxes	345	(14,535)	(161)	(2,708)	(486)	(646)	(212)
Income tax provision	(44)	-	-	-	-	-	-
Net Income	301	(14,535)	(161)	(2,708)	(486)	(646)	(212)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending February 28, 2017

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$-	$2,022
Reimbursable Revenues	-	-	1	-	54
Labor Contract Revenues	-	-	-	-	-
Intercompany Revenues	-	-	-	-	8
Other Revenues	-	-	-	-	-
Operating revenues	-	-	1	-	2,084

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(15)	-	-	-	(1,434)
Reimbursable Expenses	-	-	-	-	(18)
Depreciation and Amortization	(345)	-	-	-	(137)
General & Administrative	-	-	-	-	-
Corporate Operations	-	-	-	-	(37)
Local Administrative Expense	-	-	21	-	(994)
Other Operating Expenses	-	(189)	(399)	(38)	(1,381)
Operating costs and expenses	(360)	(189)	(378)	(38)	(4,000)
	-	-	-	-	-
Operating Income	(360)	(189)	(376)	(38)	(1,916)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(1)
Interest Income	-	-	-	18	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	0	-	(42)
Income before income taxes	(360)	(189)	(376)	(19)	(1,960)
Income tax provision	-	-	-	-	-
Net Income	(360)	(189)	(376)	(19)	(1,960)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending February 28, 2017

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$-	$-	$5,386	$-	$-	$-
Reimbursable Revenues	14	-	33	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	1,395	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	14	-	6,814	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	-	(29)	(2,054)	-	(46)	(84)
Reimbursable Expenses	(13)	-	(27)	-	-	-
Depreciation and Amortization	-	-	(3,064)	-	(5)	-
General & Administrative	-	-	-	-	-	-
Corporate Operations	-	-	-	-	-	-
Local Administrative Expense	(20)	-	-	-	-	(24)
Other Operating Expenses	(138)	-	3	-	-	(23)
Operating costs and expenses	(172)	(29)	(5,142)	-	(51)	(131)
	-	-	-	-	-	-
Operating Income	(157)	(29)	1,672	-	(51)	(131)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(497)	-
Interest Income	-	-	-	-	1	30
Reorganization Items	-	-	-	-	-	-
Other, net	-	-	(0)	-	-	3
Income before income taxes	(157)	(29)	1,672	-	(546)	(97)
Income tax provision	-	-	(138)	-	-	-
Net Income	(157)	(29)	1,533	-	(546)	(97)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending February 28, 2017

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$32	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	(3)	1,394	-	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	(3)	1,394	32	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	6	-	(10)	-	-	(4,070)
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	-	(22)	-	-	(3,047)
General & Administrative	-	-	-	-	-	-
Corporate Operations	-	(38)	-	-	-	-
Local Administrative Expense	(3)	(392)	15	(4)	-	15
Other Operating Expenses	-	(405)	(102)	-	(2,767)	(466)
Operating costs and expenses	3	(834)	(119)	(4)	(2,767)	(7,568)
	-	-	-	-	-	-
Operating Income	(0)	560	(87)	(4)	(2,767)	(7,568)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(467)	-	-	(1)
Interest Income	71	71	124	-	497	-
Reorganization Items	-	-	-	-	-	-
Other, net	(1)	66	85	(0)	-	-
Income before income taxes	71	696	(345)	(4)	(2,271)	(7,569)
Income tax provision	-	(5)	-	-	-	-
Net Income	71	691	(345)	(4)	(2,271)	(7,569)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending February 28, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(91)
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(123)
General & Administrative	-	(0)
Corporate Operations	-	-
Local Administrative Expense	-	-
Other Operating Expenses	-	-
Operating costs and expenses	-	(214)
	-	-
Operating Income	-	(214)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(798)
Interest Income	902	-
Reorganization Items	-	-
Other, net	-	(26)
Income before income taxes	902	(1,038)
Income tax provision	-	-
Net Income	902	(1,038)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	February 1 - 28, 2017
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,581	-
Restricted Cash	-	-	-
Accounts Receivable	149,203	191,511	318,285
Prepaid Expenses & Deposits	57	901	-
Taxes Receivable	-	28	-
Total Other Current Assets	12,776	400	-
Total current assets	162,036	537,421	318,285
Investments in Subsidiaries	182,682	3,464,485	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,464,485	-
Gross PPE	97,330	480	45,499
Accumulated Depreciation	(77,603)	(104)	(44,499)
Property and Equipment	19,727	376	1,000
Other Assets	970	16,857	75
Deferred Regulatory Inspection	640	-	75
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,590	-
Restricted Cash	-	9,267	-
Long Term Prepaid Mob	330	-	-

Total assets	523,474	4,019,139	319,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	52,983	856,777	216,184
Payroll and Benefits Related Accruals	1,205	-	-
Taxes Payable	1,266	225	-
Interest Payable	-	11	-
Other Current Liabilities	4,598	1,402	-
Total current liabilities	60,052	858,415	216,184
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	2,626	3,332	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	62,678	2,571,694	216,184

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	886	-
Capital in Excess of par value	(1,019,894)	1,503,460	206,689
Retained Earnings	1,480,690	(56,902)	(103,514)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	460,796	1,447,444	103,175
Total liabilities and shareholders’ equity	523,474	4,019,139	319,360

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	(11)	4,757
Restricted Cash	-	-	-
Accounts Receivable	1,469	164,112	18,734
Prepaid Expenses & Deposits	-	-	794
Taxes Receivable	-	290	9,929
Total Other Current Assets	-	-	-
Total current assets	1,469	164,391	34,214
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	151,830	2,952
Accumulated Depreciation	-	(130,704)	(2,791)
Property and Equipment	-	21,126	161
Other Assets	-	255	-
Deferred Regulatory Inspection	-	255	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,058	185,772	34,375

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	64,420	156,723	118,959
Payroll and Benefits Related Accruals	-	41	1,358
Taxes Payable	-	46	521
Interest Payable	-	-	1,100
Other Current Liabilities	1,001	-	3,112
Total current liabilities	65,421	156,810	138,928
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	700,037	156,810	148,999

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(123,881)	101,131	(102,124)
Accumulated Other Comprehensive Loss	-	-	(18,009)
Total shareholders’ equity	3,407,020	28,963	(114,625)
Total liabilities and shareholders’ equity	4,107,058	185,772	34,375

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	165,742	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,795,009	70,597	19,806
Prepaid Expenses & Deposits	129	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	-	-	-
Total current assets	3,960,880	70,597	23,981
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(44,724)	-
Property and Equipment	-	36,989	-
Other Assets	-	687	-
Deferred Regulatory Inspection	-	687	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	8,251,395	108,323	(1,315,462)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,176,491	2,635	14,769
Payroll and Benefits Related Accruals	-	58	-
Taxes Payable	-	1	1,816
Interest Payable	1,844	-	-
Other Current Liabilities	-	-	-
Total current liabilities	5,240,082	2,694	16,585
Total Long-Term Debt	33,426	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,273,508	2,694	16,585

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	48,982	61,329	(793,458)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,977,888	105,630	(1,332,047)
Total liabilities and shareholders’ equity	8,251,395	108,323	(1,315,462)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	1,159
Restricted Cash	-	-	-
Accounts Receivable	162,607	412,380	1,031,612
Prepaid Expenses & Deposits	-	-	1,529
Taxes Receivable	162	-	529
Total Other Current Assets	-	19,954	11,159
Total current assets	162,769	432,334	1,045,988
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	45,526
Accumulated Depreciation	-	-	(33,703)
Property and Equipment	-	-	11,823
Other Assets	-	-	99
Deferred Regulatory Inspection	-	-	99
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	162,769	842,985	1,065,345

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	147,087	2,717	884,598
Payroll and Benefits Related Accruals	203	-	13,929
Taxes Payable	-	-	3,359
Interest Payable	-	-	-
Other Current Liabilities	-	-	-
Total current liabilities	147,290	2,717	901,886
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	147,290	2,717	903,019

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	10,479	10,844	(129,982)
Accumulated Other Comprehensive Loss	-	-	(714)
Total shareholders’ equity	15,479	840,269	162,328
Total liabilities and shareholders’ equity	162,769	842,985	1,065,345

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	241,724	120	349,990
Prepaid Expenses & Deposits	209	-	48
Taxes Receivable	194	255	-
Total Other Current Assets	-	-	811
Total current assets	242,127	375	350,849
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	376,683
Accumulated Depreciation	-	(991)	(315,200)
Property and Equipment	-	1,000	61,483
Other Assets	-	-	2,080
Deferred Regulatory Inspection	-	-	1,984
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	96

Total assets	242,127	(45,735)	414,412

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	213,546	7,711	46,499
Payroll and Benefits Related Accruals	404	-	5,818
Taxes Payable	37	-	544
Interest Payable	-	-	-
Other Current Liabilities	-	-	1,033
Total current liabilities	213,987	7,711	53,894
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	68
Liabilities Subject to Compromise	-	-	-
Total liabilities	213,987	7,711	53,962

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,576	(90,491)	292,184
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,141	(53,448)	360,451
Total liabilities and shareholders’ equity	242,127	(45,735)	414,412

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	126
Restricted Cash	-	-	-
Accounts Receivable	274,337	53,706	80,246
Prepaid Expenses & Deposits	-	-	4
Taxes Receivable	28	13	483
Total Other Current Assets	-	50	57
Total current assets	274,365	53,769	80,916
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	-	300	14,894
Long Term Notes & Investments	(1,506)	43,108	49,894
Gross PPE	-	20,503	-
Accumulated Depreciation	-	(17,765)	-
Property and Equipment	-	2,738	-
Other Assets	-	276	-
Deferred Regulatory Inspection	-	276	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	272,859	99,891	130,810

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,748	60,914	66,712
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	2,237
Interest Payable	-	8,548	-
Other Current Liabilities	-	-	254
Total current liabilities	272,751	69,483	69,203
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,176
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,751	69,483	70,379

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	373,633	96,279	136,179
Retained Earnings	(373,525)	(65,871)	(75,746)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	108	30,408	60,433
Total liabilities and shareholders’ equity	272,859	99,891	130,810

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	198	1,719	3,174
Restricted Cash	-	-	-
Accounts Receivable	6,734	413,463	296,774
Prepaid Expenses & Deposits	-	708	27
Taxes Receivable	4	809	143
Total Other Current Assets	150	14,933	260
Total current assets	7,086	431,632	300,378
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	33,426	7,959	48,992
Long Term Notes & Investments	33,426	7,959	78,992
Gross PPE	-	-	8,278
Accumulated Depreciation	-	-	(1,049)
Property and Equipment	-	-	7,229
Other Assets	-	1,493	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	1,493	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	40,512	441,084	386,599

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,698	247,744	116,520
Payroll and Benefits Related Accruals	119	1,071	-
Taxes Payable	29	238	1,926
Interest Payable	-	-	12,797
Other Current Liabilities	10	3,123	536
Total current liabilities	68,856	252,176	131,779
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	197	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,856	252,373	289,838

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,277	175,358	36,661
Accumulated Other Comprehensive Loss	-	558	87
Total shareholders’ equity	(28,343)	188,710	96,762
Total liabilities and shareholders’ equity	40,512	441,084	386,599

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,183	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,968	32,247	940,344
Prepaid Expenses & Deposits	11	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	8,548	-
Total current assets	11,162	40,795	940,344
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	922,227
Accumulated Depreciation	-	-	(775,916)
Property and Equipment	-	-	146,311
Other Assets	-	-	1,675
Deferred Regulatory Inspection	-	-	1,675
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restricted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	11,162	2,513,682	1,153,834

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,277	143,543	588,234
Payroll and Benefits Related Accruals	1	-	427
Taxes Payable	-	-	-
Interest Payable	-	-	50
Other Current Liabilities	-	-	581
Total current liabilities	10,278	143,543	589,292
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	17,881	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,278	161,424	589,592

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	375	(1,662,939)	278,071
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	885	2,352,258	564,245
Total liabilities and shareholders’ equity	11,162	2,513,682	1,153,834

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending February 28, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	1,158
Restricted Cash	-	-
Accounts Receivable	120,610	115,352
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	33
Total Other Current Assets	123,031	-
Total current assets	243,641	116,543
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	51,198
Accumulated Depreciation	-	(47,388)
Property and Equipment	-	3,810
Other Assets	-	804
Deferred Regulatory Inspection	-	804
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restricted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,474,593	48,989

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	279	27,132
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	83,210
Other Current Liabilities	-	44
Total current liabilities	279	110,386
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	279	110,386

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	148,978	(1,581,080)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,474,314	(61,400)
Total liabilities and shareholders’ equity	1,474,593	48,989

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$7,215	$184	$(409)	$6,991
Payroll Tax	$9,219	788	(735)	$9,271
Withholding Tax	$(11,905)	(324)	(0)	$(12,229)
Property Tax	$-			$-
VAT Tax	$(9,514)	167	(359)	$(9,707)
Other Tax	$2,652	24	-	$2,676
Total Taxes	$(2,333)	$839	$(1,503)	$(2,998)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$106	$71	$82	$913	$1,172
Paragon Offshore plc	16-10386	-	-	34	180	214
Paragon Drilling Services 7 LLC	16-10387	68	-	-	-	68
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	3	11	-	(20)	(6)
Paragon Offshore do Brasil Ltda.	16-10390	129	238	168	-	536
Paragon International Finance Company	16-10391	82	37	99	341	559
Paragon Asset (ME) Ltd.	16-10392	23	8	-	(0)	31
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	11	4	10	(17)	7
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	474	241	419	35	1,169
Paragon Offshore (North Sea) Ltd.	16-10397	6	1	2	(6)	2
Paragon Duchess Ltd.	16-10398	29	-	-	(11)	18
Paragon (Middle East) Limited	16-10399	251	232	87	(21)	549
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	(10)	(10)
Paragon Leonard Jones LLC	16-10402	34	(1)	1	-	34
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	33	9	-	(14)	27
Paragon Offshore (Nederland) B.V.	16-10404	344	65	21	(4)	425
Paragon Offshore Contracting GmbH	16-10405	1	16	61	(23)	55
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	67	103	(1)	(5)	164
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	(20)	-	(30)	(51)

Total Accounts Payable		$1,662	$1,013	$983	$1,305	$4,963

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	February 1 - 28, 2017
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,236	$1,090	$6,544	$9,870	$1,034	$-	$41	$1,075	$-	$-	$-	$-	$10,945	$(6,544)	$4,401
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	415	-	536	951	-	-	-	-	951	(526)	425
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(52)	(141)	-	(193)	9	-	-	9	-	-	-	-	(184)	-	(184)
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	2,379	-	13,827	16,206	2,312	0	2,528	4,840	-	-	-	-	21,047	(5,814)	15,233
Paragon Offshore (North Sea) Ltd.	16-10397	19	-	-	19	920	-	-	920	-	-	-	-	939	-	939
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,441	1,590	-	11,032	5,327	1	335	5,663	-	-	-	-	16,694	-	16,694
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	-	29	29	-	-	12,033	12,033	-	-	-	-	12,062	(12,033)	29
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	164	-	-	164	-	-	623	623	-	-	-	-	787	-	787
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$14,188	$2,539	$20,855	$37,581	$10,017	$1	$16,096	$26,114	$-	$-	$-	$-	$63,695	$(25,372)	$38,324

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	February 1 - 28, 2017
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X